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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): March 6, 2000


                              BELL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



      California                  1-11471                     95-2039211
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(State of incorporation)  (Commission File Number)     (IRS Identification No.)
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1960 E. Grand Avenue, Suite 560,    El Segundo, CA               90245
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (310) 563-2355.


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5. Other Matters

On Monday, March 6, 2000, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that, at the close of business on Friday, March 10, 2000, the Company's common stock will cease trading on the New York Stock Exchange
("NYSE") because, following cash distributions to shareholders totaling $67 million in 1999, the Company's shareholders' equity and market capitalization have fallen below the $50 million minimum requirements for continued listing on the NYSE. The Company's common stock will begin trading on the American Stock
Exchange on Monday, March 13, 2000.

Item 7. Financial Statements and Exhibits


        (c) Exhibits

            99.1 Press release issued Monday, March 6, 2000, by the Company announcing that, at the opening of business on Monday, March 13, 2000, the Company's common stock will begin trading on the American
            Stock Exchange.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BELL INDUSTRIES, INC.


Dated: March 10, 2000               By: /s/ RUSSELL A. DOLL
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                                        Russell A. Doll
                                        Senior Vice President -
                                        Chief Financial Officer